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                         CENTRAL SECURITIES CORPORATION

                                   ----------

                         INTERIM REPORT TO STOCKHOLDERS

                            AS OF SEPTEMBER 30, 2005

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

To the Stockholders of

CENTRAL SECURITIES CORPORATION:

      Financial data for the quarter ended September 30, 2005 prepared by management without audit by independent auditors and other pertinent information are submitted herewith.

      Comparative market values of net assets are as follows:

                                                    Sept. 30, 2005   June 30, 2005    Dec. 31, 2004
                                                    --------------   -------------    -------------
Net assets .......................................    $576,016,570    $567,123,767     $529,468,675
Net assets per share of Common Stock .............           28.91           28.40            26.44
  Shares of Common Stock outstanding .............      19,924,209      19,966,909       20,023,209

      Comparative operating results are as follows:

                                                                    Nine months ended September 30,
                                                                    -------------------------------
                                                                          2005            2004
                                                                          ----            ----
Net investment income ............................................    $ 5,218,175     $ 2,139,984
      Per share of Common Stock ..................................            .26*            .11*
Net realized gain on sale of investments .........................     33,854,099      21,786,174
Increase in net unrealized appreciation of investments ...........     13,866,084      10,135,449
Increase in net assets resulting from operations .................     52,938,358      34,061,607

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*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the nine-month period.

      In the quarter ended September 30, 2005 the Corporation repurchased 42,700 shares of its Common Stock at an average price of $25.42. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the American Stock Exchange or in transactions directly with stockholders.

      Stockholders' inquiries are welcome.

                                                  CENTRAL SECURITIES CORPORATION

                                                     WILMOT H. KIDD, President

630 Fifth Avenue
New York, NY 10111
October 20, 2005


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

                          PRINCIPAL PORTFOLIO CHANGES
                          July 1 to September 30, 2005
                    (Common Stock unless specified otherwise)

                                                 Number of Shares
                                      -----------------------------------------
                                                                      Held
                                                                  September 30,
                                      Purchased        Sold           2005
                                      ---------        ----       -------------
aQuantive, Inc ....................                    10,000              --
Chevron Corporation ...............    234,328(a)                     234,328
Cincinnati Bell Inc. ..............                   100,000         800,000
Convergys Corporation .............                   180,000       1,550,000
Fifth Third Bancorp ...............                   300,000              --
PolyOne Corporation ...............                    75,000       1,200,000
Roper Industries, Inc. ............    205,000(b)                     410,000
Solectron Corporation .............    500,000        500,000       2,000,000
The TriZetto Group, Inc. ..........                   217,600       1,025,400
Unisys Corporation ................                   100,000       1,000,000
Vical Incorporated ................                    10,000         140,000
Virage Logic Corp. ................     20,100                         20,100

----------
(a)   Received  shares  and  cash in  exchange  for  400,000  shares  of  Unocal
      Corporation.
(b)   Stock split.

                             TEN LARGEST INVESTMENTS

                                                          September 30, 2005
                                                  ----------------------------------
                                                                             % of      Year First
                                                  Cost         Value      Net Assets    Acquired
                                                  ----         -----      ----------    --------
                                                      (millions)
The Plymouth Rock Company, Inc. ...............  $ 2.2        $108.5        18.8%          1982
Murphy Oil Corporation ........................    3.7          29.9         5.2           1974
Brady Corporation .............................    1.9          26.9         4.7           1984
Capital One Financial Corporation .............    1.5          24.7         4.3           1994
Intel Corporation .............................    0.4          24.2         4.2           1986
Convergys Corporation .........................   24.1          22.3         3.9           1998
Agilent Technologies Inc. .....................   13.4          19.7         3.4           2005
Roper Industries, Inc. ........................    9.0          16.1         2.8           2003
Analog Devices, Inc. ..........................    0.5          16.0         2.8           1987
TransMontaigne Inc. ...........................   14.4          15.4         2.7           2005


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

                               BOARD OF DIRECTORS

                             Jay R. Inglis, Chairman
                                Simms C. Browning
                                Donald G. Calder
                                Dudley D. Johnson
                                 Wilmot H. Kidd
                              C. Carter Walker, Jr.

                                    OFFICERS

                            Wilmot H. Kidd, President
                Charles N. Edgerton, Vice President and Treasurer
                         Marlene A. Krumholz, Secretary

                                     OFFICE

                                630 Fifth Avenue
                                    Suite 820
                               New York, NY 10111
                                  212-698-2020
                            866-593-2507 (toll free)
                            www.centralsecurities.com

                                    CUSTODIAN

                                 UMB Bank, N.A.
                                 Kansas City, MO

                          TRANSFER AGENT AND REGISTRAR

       Computershare Investor Services (formerly EquiServe Trust Company)
                   P. O. Box 43069, Providence, RI 02940-3069
                                  781-575-2754
                                www.equiserve.com

                              INDEPENDENT AUDITORS

                               KPMG LLP, New York


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